SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report         (Date of earliest event reported):       November 2, 2000


                              Emerson Electric Co.
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                     1-278
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                            (Commission File Number)

                                   43-0259330
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                    (I.R.S. Employer Indentification Number)


             8000 West Florissant Avenue, St. Louis, Missouri 63136
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                (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:               (314) 553-2000

Item 9.  Regulation FD Disclosure.
---------------------------------

                  The following  information is furnished pursuant to Regulation
FD:

                  Emerson Electric Co. will release fiscal 2000 fourth quarter and annual results on Tuesday, November 7. The company will hold a conference call with investors at 1:30 EST on Tuesday, November 7 to discuss the results. Interested parties can listen to a real-time webcast of the call via the
Investor Relations area of the Emerson corporate web site, http://emersonelectric.com. Further information regarding how to access the call is available at the web site. Beginning approximately two hours after the conference call has ended, an audio replay will be available via the Presentations/Conf.Calls area under the Investor Relations menu of the site.

                  An ongoing calendar of future events is available via the Calendar of Events area, also under the Investor Relations menu. Events, dates and times are subject to change, and the calendar will be updated as changes occur.









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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMERSON ELECTRIC CO.
                                            (Registrant)

Date:  November 2, 2000                     By: s/W. W. Withers
                                               ---------------------------------
                                               W. W. Withers
                                               Senior Vice President,
                                               Secretary and General
                                               Counsel



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